Subsidiaries of WeWork Inc. Legal Name Jurisdiction of Incorporation 1 America Square Q Tenant Limited England United Kingdom 1 Ariel Way Tenant Limited England United Kingdom 1 Beacon Street Tenant LLC New York United States 1 Belvedere Drive Tenant LLC New York United States 1 George's Quay Tenant Limited Ireland 1 Glenwood Ave Tenant LLC New York United States 1 Lincoln Street Tenant LLC New York United States 1 Lloyd's Avenue Tenant Limited England United Kingdom 1 Locatellikade Q B.V. Netherlands 1 Mark Square Tenant Limited England United Kingdom 1 Milk Street Tenant LLC New York United States 1 Post Street Tenant LLC New York United States 1 Poultry Tenant Limited England United Kingdom 1 South Dearborn Street Tenant LLC New York United States 1 St Katharine’s Way Tenant Limited England United Kingdom 1 St Peter's Square Tenant Limited England United Kingdom 1 Sussex Street Pty Ltd Australia 1 Union Square West HQ LLC New York United States 1 Waterhouse Square Tenant Limited England United Kingdom 10 East 38th Street Tenant LLC New York United States 10 East 40th Street HQ LLC New York United States 10 East Road Tenant Limited England United Kingdom 10 Fenchurch Avenue Tenant Limited England United Kingdom 10 Hazerem Street Tenant Ltd Israel 100 Bayview Circle Tenant LLC New York United States 100 Broadway Tenant LLC New York United States 100 Harris Tenant Pty Ltd Australia 100 S State Street Tenant LLC New York United States 100 Summer Street Tenant LLC New York United States 10000 Washington Boulevard Tenant LLC New York United States 1001 Woodward Ave Tenant LLC New York United States 1003 East 4th Place Tenant LLC New York United States 101 East Washington Street Tenant LLC New York United States 101 Karl-Marx-Straße Tenant GmbH Germany 101 Marietta Street NorthWest Tenant LLC New York United States 101 North 1st Avenue Tenant LLC New York United States 10-12 Russell Square Q Limited England United Kingdom 10250 Constellation Tenant LLC New York United States 1031 South Broadway Tenant LLC New York United States Exhibit 21

10585 Santa Monica Boulevard Tenant LLC New York United States 10845 Griffith Peak Drive Tenant LLC New York United States 10885 NE 4th Street Tenant LLC New York United States 109 S 5th Street Tenant LLC New York United States 1090 West Pender Street Tenant LP Ontario Canada 10900 Stonelake Boulevard Tenant LLC New York United States 1099 Stewart Street Tenant LLC New York United States 11 Neue Bahnhofstraße Q GmbH Germany 11 Park Pl Tenant LLC New York United States 11 Spittelmarkt Tenant GmbH Germany 110 110th Avenue Northeast Tenant LLC New York United States 110 Corcoran Street Tenant LLC New York United States 110 Wall Manager LLC New York United States 1100 15th Street NW Tenant LLC New York United States 1100 Ludlow Street Tenant LLC New York United States 1100 Main Street Tenant LLC New York United States 1111 Broadway Tenant LLC New York United States 1111 West 6th Street Tenant LLC New York United States 1114 W Fulton Market Q LLC New York United States 1115 Broadway Q LLC New York United States 1115 Howell Mill Road Tenant LLC New York United States 1115 W Fulton Market Q LLC New York United States 114 East 4th Avenue Tenant LP Ontario Canada 115 Broadway Tenant LLC New York United States 115 East 23rd Street Tenant LLC New York United States 1150 South Olive Street Tenant LLC New York United States 1155 Perimeter Center West Tenant LLC New York United States 1155 West Fulton Street Tenant LLC New York United States 1156 6th Avenue Tenant LLC New York United States 117 NE 1st Ave Tenant LLC New York United States 1175 Peachtree Tenant LLC New York United States 11801 Domain Blvd Tenant LLC New York United States 119 Marylebone Road Tenant Limited England United Kingdom 12 East 49th Street Tenant LLC New York United States 12 Hammersmith Grove Tenant Limited England United Kingdom 12 Moorgate Tenant Limited England United Kingdom 12 South 1st Street Tenant LLC New York United States 120 Moorgate Tenant Limited England United Kingdom 120 Old Broad St Q Limited England United Kingdom 120 Spencer Street Pty Ltd Australia 120 West Trinity Place Tenant LLC New York United States 1200 17th Street Tenant LLC New York United States 1200 Franklin Avenue Tenant LLC New York United States Exhibit 21

1201 3rd Avenue Tenant LLC New York United States 1201 Wills Street Tenant LLC New York United States 1201 Wilson Blvd Tenant LLC New York United States 12130 Millennium Drive Tenant LLC New York United States 123 Buckingham Palace Road Tenant Limited England United Kingdom 123 Eagle Street Tenant Pty Ltd Australia 123 Schönhauser Allee Tenant GmbH Germany 1240 Rosecrans Tenant LLC New York United States 125 Kingsway Tenant Limited England United Kingdom 125 S Clark Street Tenant LLC New York United States 125 Shaftesbury Tenant Limited England United Kingdom 125 West 25th Street Tenant LLC New York United States 12655 Jefferson Blvd Tenant LLC New York United States 128 South Tryon Street Tenant LLC New York United States 130 5th Avenue Tenant LLC New York United States 130 Madison Avenue Tenant LLC New York United States 130 W 42nd Street Tenant LLC New York United States 130 Wood Street Tenant Limited England United Kingdom 1305 2nd Street Q LLC New York United States 131 Finsbury Pavement Tenant Limited England United Kingdom 133 Houndsditch Tenant Limited England United Kingdom 1330 Lagoon Avenue Tenant LLC New York United States 1333 New Hampshire Avenue Northwest Tenant LLC New York United States 135 E 57th Street Tenant LLC New York United States 135 Madison Ave Tenant LLC New York United States 1372 Peachtree Street NE Tenant LLC New York United States 1389 Peachtree Street Northwest Tenant LLC New York United States 1400 Lavaca Street Tenant LLC New York United States 1410 Broadway Tenant LLC New York United States 1411 4th Avenue Tenant LLC New York United States 14-16 Great Chapel Tenant Limited England United Kingdom 142 Old Street Q Tenant Limited England United Kingdom 142 W 57th Street Tenant LLC New York United States 142 Wardour Street Tenant Limited England United Kingdom 1430 Walnut Street Tenant LLC New York United States 144 Menachem Begin Tenant Ltd. Israel 1440 Broadway Tenant LLC New York United States 1448 NW Market Street Tenant LLC New York United States 1449 Woodward Avenue Tenant LLC New York United States 145 W 45th Street Tenant LLC New York United States 1450 Broadway Tenant LLC New York United States 1453 3rd Street Promenade Q LLC New York United States 1455 Market Street Tenant LLC New York United States Exhibit 21

146 Derech Menachem Begin Tenant Ltd. Israel 1460 Broadway Tenant LLC New York United States 148 Lafayette Street Tenant LLC New York United States 149 5th Avenue Tenant LLC New York United States 149 Madison Avenue Tenant LLC New York United States 15 Bishopsgate Tenant Limited England United Kingdom 15 Herzogstraße Tenant GmbH Germany 15 West 27th Street Tenant LLC New York United States 150 4th Ave N Tenant LLC New York United States 150 9 Avenue Southwest Tenant LP Ontario Canada 152 3rd Street Tenant LLC New York United States 152 Saint Georges Terrace Pty Ltd Australia 1525 11th Ave Tenant LLC New York United States 1535 Broadway Tenant LLC New York United States 154 W 14th Street Tenant LLC New York United States 1547 9th Street HQ LLC New York United States 155 Townsend St Q Tenant Limited Ireland 1557 West Innovation Way Tenant LLC New York United States 1560 Broadway Tenant LLC New York United States 16 East 34th Street Tenant LLC New York United States 16 Efal Tenant Ltd. Israel 16 Helkikey Ha'Or Tenant Ltd Israel 160 Shelbourne Road Q Limited Ireland 160 Varick Street Tenant LLC New York United States 160 W Santa Clara St Tenant LLC New York United States 1600 7th Avenue Tenant LLC New York United States 1601 Elm Street Tenant LLC New York United States 1601 Market Street Tenant LLC New York United States 1601 Vine Street Tenant LLC New York United States 161 Avenue of the Americas Tenant LLC New York United States 161 Castlereagh Street Pty Ltd Australia 1615 Platte Street Tenant LLC New York United States 1619 Broadway Tenant LLC New York United States 165 Fleet Street Tenant Limited England United Kingdom 166 Geary Street HQ LLC New York United States 1660 Lincoln Street Tenant LLC New York United States 167 N Green Street Tenant LLC New York United States 17 St Helen's Place Tenant Limited England United Kingdom 1700 Lincoln Street Tenant LLC New York United States 1701 Rhode Island Avenue Northwest Tenant LLC New York United States 1725 Hughes Landing Boulevard Tenant LLC New York United States 1730 Minor Avenue Tenant LLC New York United States 17300 Laguna Canyon Road Tenant LLC New York United States Exhibit 21

177 E Colorado Blvd Tenant LLC New York United States 1775 Tysons Boulevard Tenant LLC New York United States 18 West 18th Street Tenant LLC New York United States 180 Geary Street HQ LLC New York United States 180 Sansome Street Tenant LLC New York United States 1814 Franklin St Q LLC New York United States 18191 Von Karman Avenue Tenant LLC New York United States 1825 South Grant Street Tenant LLC New York United States 1828 Walnut St Tenant LLC New York United States 183 Madison Avenue Q LLC New York United States 184 Shepherds Bush Road Tenant Limited England United Kingdom 1840 Gateway Dr Tenant LLC New York United States 185 Madison Avenue Tenant LLC New York United States 18691 Jamboree Road Tenant LLC New York United States 1875 K Street NW Tenant LLC New York United States 1881 Broadway HQ LLC New York United States 19 Schillerstraße Tenant GmbH Germany 1900 Market Street Tenant LLC New York United States 1900 Powell Street Tenant LLC New York United States 1910 North Ola Avenue Tenant LLC New York United States 192 Ann Street Tenant Pty Ltd Australia 1920 McKinney Ave Tenant LLC New York United States 195 Montague Street Tenant LLC New York United States 199 Water Street Tenant LLC New York United States 2 Belvedere Drive Tenant LLC New York United States 2 Eastbourne Tenant Limited England United Kingdom 2 Embarcadero Center Tenant LLC New York United States 2 Minster Court Tenant Limited England United Kingdom 2 North LaSalle Street Tenant LLC New York United States 2 Southbank Tenant Limited England United Kingdom 20 Heinrich-Heine-Allee Tenant GmbH Germany 20 Rotherstrasse Tenant GmbH Germany 20 W Kinzie Tenant LLC New York United States 200 Berkeley Street Tenant LLC New York United States 200 Massachusetts Ave NW Tenant LLC New York United States 200 Portland Tenant LLC New York United States 200 South Biscayne Blvd Tenant LLC New York United States 200 South Orange Avenue Tenant LLC New York United States 200 Spectrum Center Drive Tenant LLC New York United States 201 Spear St Tenant LLC New York United States 2031 3rd Ave Tenant LLC New York United States 205 Hudson Street Tenant LLC New York United States 205 North Detroit Street Tenant LLC New York United States Exhibit 21

207 Old Street Tenant Limited England United Kingdom 21 Penn Plaza Tenant LLC New York United States 21 Soho Square Tenant Limited England United Kingdom 210 N Green Partners LLC New York United States 210 N Green Promoter LLC New York United States 2120 Berkeley Way Tenant LLC New York United States 21255 Burbank Boulevard Tenant LLC New York United States 214 West 29th Street Tenant LLC New York United States 22 Cortlandt Street HQ LLC New York United States 22 Long Acre Tenant Limited England United Kingdom 2201 Broadway Tenant LLC New York United States 221 6th Street Tenant LLC New York United States 2211 Michelson Drive Tenant LLC New York United States 222 Exhibition St Pty Ltd Australia 222 Kearny Street Tenant LLC New York United States 222 North Sepulveda Tenant LLC New York United States 222 S Riverside Plaza Tenant LLC New York United States 2221 Park Place Tenant LLC New York United States 2222 Ponce De Leon Blvd Tenant LLC New York United States 225 South 6th St Tenant LLC New York United States 225 W 39th Street Tenant LLC New York United States 229 West 36th Street Tenant LLC New York United States 23 Schocken Street Tenant Ltd Israel 231 11th Ave Tenant LLC New York United States 2323 Delgany Street Tenant LLC New York United States 24 Farnsworth Street Q LLC New York United States 2-4 Herald Square Tenant LLC New York United States 2401 Elliott Avenue Tenant LLC New York United States 242 Prenzlauer Allee Tenant GmbH Germany 2420 17th Street Tenant LLC New York United States 2425 East Camelback Road Tenant LLC New York United States 245 Livingston St Q LLC New York United States 25 K Street Pty Ltd Australia 25 Turmstraße Tenant GmbH Germany 25 West 45th Street HQ LLC New York United States 250 E 200 S Tenant LLC New York United States 250 Park Avenue Tenant LLC New York United States 255 Giralda Avenue Tenant LLC New York United States 255 Greenwich Street Tenant LLC New York United States 255 S King St Tenant LLC New York United States 26 Hatton Garden Tenant Limited England United Kingdom 260 Queen Street Pty Ltd Australia 2600 Executive Parkway Tenant LLC New York United States Exhibit 21

2700 Post Oak Blvd. Tenant LLC New York United States 27-01 Queens Plaza North Tenant LLC New York United States 2755 Canyon Blvd WW Tenant LLC New York United States 28 2nd Street Tenant LLC New York United States 28 West 44th Street HQ LLC New York United States 28-42 Banner Street Q Limited England United Kingdom 29 West 30th Street Tenant LLC New York United States 3 Aluf Kalman Magen Tenant Ltd. Israel 3 Cuvrystraße Tenant GmbH Germany 3 Waterhouse Square Tenant Limited England United Kingdom 30 Churchill Place Tenant Limited England United Kingdom 30 Hudson Street Tenant LLC Delaware United States 30 Ibn Gabirol Tenant Ltd. Israel 30 Wall Street Tenant LLC New York United States 300 Morris Street Tenant LLC New York United States 300 Park Avenue Tenant LLC New York United States 3000 Olym Boulevard Tenant LLC New York United States 3000 S Robertson Blvd Q LLC New York United States 3001 Bishop Drive Tenant LLC New York United States 3003 Woodbridge Ave Tenant LLC New York United States 3090 Olive Street Tenant LLC New York United States 31 Handelsstraat Tenant Belgium 31 St James Ave Tenant LLC New York United States 3101 Park Boulevard Tenant LLC New York United States 311 W 43rd Street Tenant LLC New York United States 3120 139th Avenue Southeast Tenant LLC New York United States 315 East Houston Tenant LLC New York United States 315 W 36th Street Tenant LLC New York United States 316 West 12th Street Tenant LLC New York United States 32 King George Tenant Ltd. Israel 320 Pitt Street Pty Ltd Australia 3200 Park Center Drive Tenant LLC New York United States 3219 Knox Street Tenant LLC New York United States 3280 Peachtree Road NE Tenant LLC New York United States 33 Arch Street Tenant LLC New York United States 33 Bloor Street East Tenant LP Ontario Canada 33 East 33rd Street Tenant LLC New York United States 33 Irving Tenant LLC New York United States 33 Q Street Tenant Limited England United Kingdom 33 Rue La Fayette Tenant SAS France 330 North Wabash Tenant LLC New York United States 3300 N. Interstate 35 Tenant LLC New York United States 332 S Michigan Tenant LLC New York United States Exhibit 21

333 George Street Pty Ltd Australia 333 West San Carlos Tenant LLC New York United States 3365 Piedmont Road Tenant LLC New York United States 340 Bryant Street HQ LLC New York United States 345 4th Street Tenant LLC New York United States 345 Bourke Street Tenant Pty Ltd Australia 345 West 100 South Tenant LLC New York United States 35 East 21st Street HQ LLC New York United States 35 Kalvebod Brygge Tenant ApS Denmark 353 Sacramento Street Tenant LLC New York United States 35-37 36th Street Tenant LLC New York United States 360 NW 27th Street Tenant LLC New York United States 3600 Brighton Boulevard Tenant LLC New York United States 37 Shaul HaMelech Boulevard Tenant Ltd Israel 38 Chancery Lane Tenant Limited England United Kingdom 38 West 21st Street Tenant LLC New York United States 383 George Street Tenant Pty Ltd Australia 385 5th Avenue Q LLC New York United States 3900 W Alameda Ave Tenant LLC New York United States 391 San Antonio Road Tenant LLC New York United States 4 Maale HaShichrur Tenant Ltd Israel 4 Sint-Lazaruslaan Tenant Belgium 40 Rue du Colisée Tenant SAS France 40 Tuval Tenant Ltd. Israel 40 Water Street Tenant LLC New York United States 400 California Street Tenant LLC New York United States 400 Capitol Mall Tenant LLC New York United States 400 Concar Drive Tenant LLC New York United States 400 Lincoln Square Tenant LLC New York United States 400 Spectrum Center Drive Tenant LLC New York United States 4005 Miranda Ave Tenant LLC New York United States 401 Collins Street Tenant Pty Ltd Australia 401 San Antonio Road Tenant LLC New York United States 404 Fifth Avenue Tenant LLC New York United States 4041 Macarthur Boulevard Tenant LLC New York United States 405 Mateo Street Tenant LLC New York United States 408 Broadway Tenant LLC New York United States 41 Blackfriars Road Tenant Limited England United Kingdom 410 North Scottsdale Road Tenant LLC New York United States 414 West 14th Street HQ LLC New York United States 415 Mission Street Tenant LLC New York United States 419 Park Avenue South Tenant LLC New York United States 42 Charlemont Street Tenant Limited Ireland Exhibit 21

420 5th Avenue Q LLC New York United States 420 Commerce Street Tenant LLC New York United States 424 Fifth Avenue Holdings LLC Delaware United States 424 Fifth Avenue Junior Holdings LLC Delaware United States 424 Fifth Avenue LLC Delaware United States 424 Fifth Avenue Senior Holdings LLC Delaware United States 424-438 Fifth Avenue Tenant LLC New York United States 428 Broadway Tenant LLC New York United States 429 Lenox Ave Tenant LLC New York United States 430 Park Avenue Tenant LLC New York United States 4311 11th Avenue Northeast Tenant LLC New York United States 433 Hamilton Avenue Tenant LLC New York United States 437 5th Avenue Q LLC New York United States 437 Madison Avenue Tenant LLC New York United States 44 East 30th Street HQ LLC New York United States 44 Montgomery Street Tenant LLC New York United States 44 Wall Street HQ LLC New York United States 448 North LaSalle Street Tenant LLC New York United States 45 HaAtzmaut Tenant Ltd. Israel 45 West 18th Street Tenant LLC New York United States 450 Lexington Tenant LLC New York United States 460 Park Ave South Tenant LLC New York United States 460 West 50 North Tenant LLC New York United States 4635 Lougheed Highway Tenant LP Ontario Canada 475 Sansome St Tenant LLC New York United States 483 Broadway Tenant LLC New York United States 49 West 27th Street HQ LLC New York United States 490 Broadway Tenant LLC New York United States 5 Harcourt Road Tenant Limited Ireland 5 Martin Place Tenant Pty Ltd Australia 5 Merchant Square Tenant Limited England United Kingdom 50 Miller Street Pty Ltd Australia 50 W 28th Street Tenant LLC New York United States 500 11th Ave North Tenant LLC New York United States 500 7th Avenue Tenant LLC New York United States 500 Bloor Street West Tenant LP Ontario Canada 501 Boylston Street Tenant LLC New York United States 501 East Kennedy Boulevard Tenant LLC New York United States 501 East Las Olas Blvd Tenant LLC New York United States 501 Eastlake Tenant LLC New York United States 5049 Edwards Ranch Tenant LLC New York United States 505 Main Street Tenant LLC New York United States 505 Park Avenue Q LLC New York United States Exhibit 21

50-60 Francisco Street Tenant LLC New York United States 50-60 Station Road Tenant Limited England United Kingdom 51 Eastcheap Tenant Limited England United Kingdom 511 W 25th Street Tenant LLC New York United States 515 Folsom Street Tenant LLC New York United States 515 N State Street Tenant LLC New York United States 5161 Lankershim Boulevard Tenant LLC New York United States 52 Bedford Row Tenant Limited England United Kingdom 5215 North O'Connor Boulevard Tenant LLC New York United States 524 Broadway Tenant LLC New York United States 525 Broadway Tenant LLC New York United States 53 Beach Street Tenant LLC New York United States 53 Belliardstraat Tenant Belgium 540 Broadway Q LLC New York United States 545 Boylston Street Q LLC New York United States 546 5th Avenue Tenant LLC New York United States 55 Colmore Row Tenant Limited England United Kingdom 550 7th Avenue HQ LLC New York United States 550 Kearny Street HQ LLC New York United States 56 Schildergasse Tenant GmbH Germany 57 E 11th Street Tenant LLC New York United States 575 5th Avenue Tenant LLC New York United States 575 Lexington Avenue Tenant LLC New York United States 5750 Wilshire Boulevard Tenant LLC New York United States 5960 Berkshire Lane Tenant LLC New York United States 599 Broadway Tenant LLC New York United States 6 East 32nd Street WW Q LLC New York United States 6 Totzeret Haaretz Tenant Ltd. Israel 600 B Street Tenant LLC New York United States 600 California Street Tenant LLC New York United States 600 H Apollo Tenant LLC New York United States 6001 Cass Avenue Tenant LLC New York United States 601 South Figueroa Street Tenant LLC New York United States 606 Broadway Tenant LLC New York United States 609 5th Avenue Tenant LLC New York United States 609 Greenwich Street Tenant LLC New York United States 609 Main street Tenant LLC New York United States 611 North Brand Boulevard Tenant LLC New York United States 615 S. Tenant LLC New York United States 625 Massachusetts Tenant LLC New York United States 625 West Adams Street Tenant LLC New York United States 63 Madison Avenue Tenant LLC New York United States 64 York Street Pty Ltd Australia Exhibit 21

65 East State Street Tenant LLC New York United States 650 California Street Tenant LLC New York United States 6543 South Las Vegas Boulevard Tenant LLC New York United States 655 15th Street NW Tenant LLC New York United States 655 Montgomery St Tenant LLC New York United States 655 New York Avenue Northwest Tenant LLC New York United States 66 King Street Tenant Pty Ltd Australia 660 J Street Tenant LLC New York United States 660 North Capitol St NW Tenant LLC New York United States 6655 Town Square Tenant LLC New York United States 67 Irving Place Tenant LLC New York United States 6900 North Dallas Parkway Tenant LLC New York United States 695 Town Center Drive Tenant LLC New York United States 7 Menachem Begin Tenant Ltd. Israel 7 West 18th Street Tenant LLC New York United States 70 Wilson Street Tenant Limited England United Kingdom 700 2 Street Southwest Tenant LP Ontario Canada 700 K Street NW Tenant LLC New York United States 700 North Miami Tenant LLC New York United States 700 SW 5th Tenant LLC New York United States 708 Main St Tenant LLC New York United States 71 5th Avenue Tenant LLC New York United States 71 Stevenson Street Q LLC New York United States 711 Atlantic Ave Tenant LLC New York United States 71-91 Aldwych House Tenant Limited England United Kingdom 72 Knesebeckstraße Tenant GmbH Germany 725 Ponce De Leon Ave NE Tenant LLC New York United States 7272 Wisconsin Avenue Tenant LLC New York United States 729 Washington Ave Tenant LLC New York United States 7300 Dallas Parkway Tenant LLC New York United States 731 Sansome Street Tenant LLC New York United States 75 Arlington Street Tenant LLC New York United States 75 E Santa Clara Street Tenant LLC New York United States 75 Rock Plz Tenant LLC New York United States 750 Lexington Avenue Tenant LLC New York United States 750 White Plains Road Tenant LLC New York United States 755 Sansome Street Tenant LLC New York United States 756 W Peachtree Tenant LLC New York United States 76-78 Clerkenwell Road Tenant Limited England United Kingdom 77 Farringdon Road Tenant Limited England United Kingdom 77 Leadenhall Street Tenant Limited England United Kingdom 77 Sands Tenant LLC New York United States 77 Sands WW Corporate Tenant LLC New York United States Exhibit 21

77 Sleeper Street Tenant LLC New York United States 7761 Greenhouse Rd Tenant LLC New York United States 777 6th Street NW Tenant LLC New York United States 78 SW 7th Street Tenant LLC New York United States 8 W 40th Street Tenant LLC New York United States 80 George Street Tenant Limited Scotland United Kingdom 80 M Street SE Tenant LLC New York United States 800 Bellevue Way Tenant LLC New York United States 800 Market Street Tenant LLC New York United States 800 North High Street Tenant LLC New York United States 801 B. Springs Road Tenant LLC New York United States 808 Wilshire Boulevard Tenant LLC New York United States 8-14 Meard Street Tenant Limited England United Kingdom 820 18th Ave South Tenant LLC New York United States 821 17th Street Tenant LLC New York United States 83 Maiden Lane Q LLC New York United States 830 Brickell Plaza Tenant LLC New York United States 830 NE Holladay Street Tenant LLC New York United States 8305 Sunset Boulevard HQ LLC New York United States 8687 Melrose Avenue Tenant LLC New York United States 8687 Melrose Green Tenant LLC New York United States 88 U Place Tenant LLC New York United States 880 3rd Ave Tenant LLC New York United States 881 Peachtree Street Northeast Tenant LLC New York United States 8910 University Center Lane Tenant LLC New York United States 89-115 Mare Street Tenant Limited England United Kingdom 90 South 400 West Tenant LLC New York United States 90 York Way Tenant Limited England United Kingdom 901 North Glebe Road Tenant LLC New York United States 901 Woodland St Tenant LLC New York United States 902 Broadway Tenant LLC New York United States 91 Baker Street Tenant Limited England United Kingdom 920 5th Ave Tenant LLC New York United States 920 SW 6th Avenue Tenant LLC New York United States 9200 Timpanogos Highway Tenant LLC New York United States 925 4th Avenue Tenant LLC New York United States 925 N La Brea Ave Tenant LLC New York United States 9670416 CANADA Inc. Quebec Canada 97 Hackney Road Tenant Limited England United Kingdom 9777 Wilshire Boulevard Q LLC New York United States 980 6th Avenue Tenant LLC New York United States 9830 Wilshire Boulevard Tenant LLC New York United States 99 Chauncy Street Q LLC New York United States Exhibit 21

99 High Street Tenant LLC New York United States 99 Q Victoria Street Tenant Limited England United Kingdom Alexanderplatz 1 Tenant GmbH Germany ARK Investment Group Holdings LLC Delaware United States ARK Investment Group Master GP LLC Delaware United States ARK Investment Group Master GP LP Delaware United States ARK Master Fund GP LLC Delaware United States Arnulfstraße 60 Tenant GmbH Germany Axel-Springer-Platz 3 Tenant GmbH Germany Ballindamm 40 Tenant GmbH Germany Bird Investco LLC Delaware United States Calle 93 No. 19-55 Tenant S.A.S Colombia CD Locations, LLC Delaware United States Central Plaza Tenant Limited Ireland Chausseestraße 29 Tenant GmbH Germany Cities by We LLC Delaware United States Clubhouse TS LLC New York United States Common Coffee, LLC Texas United States Common Desk Daymaker LLC New York United States Common Desk DE, LLC Texas United States Common Desk Holdings LLC New York United States Common Desk OC , LLC Texas United States Common Desk Operations LLC Delaware United States Common Desk West 7th, LLC Texas United States Corsham Tenant Limited England United Kingdom Creator Fund Managing Member LLC Delaware United States Dalton Place Tenant Limited England United Kingdom DSQ Partners LP Delaware United States Dublin Landings Tenant Limited Ireland Eichhornstraße 3 Tenant GmbH Germany Emprendedores Urbanos S.A. Argentina Emprendimientos Innovadores S.A. Argentina Emprendimientos y Proyectos Chile SpA Chila Emprendimientos y Proyectos del Peru S.A.C. Peru Emprendimientos y Proyectos EYP S.A. Costa Rica Emprendimientos y Proyectos S.A. de C.V. Mexico Emprendimientos y Proyectos S.A.S. Colombia Euclid LLC Delaware United States Euclid WW Holdings Inc. Delaware United States EUI Empreendimentos e Reformas de Escritórios Ltda. Brazil FieldLens LLC New York United States Five Hundred Fifth Avenue HQ LLC New York United States Friedrichstraße 76 Tenant GmbH Germany Exhibit 21

Friesenplatz Tenant GmbH Germany Gänsemarkt 43 Tenant GmbH Germany Gerhofstraße 1-3 Tenant GmbH Germany Gravity Coworking Pty Ltd Australia Hagfish Mumbai Private Limited India Hammerjaw Bengaluru Private Limited India Herengracht 206 Tenant B.V. Netherlands Houndshark Delhi Private Limited India Icefish APAC Holdco B.V. Netherlands Icefish Investment Holdco B.V. Netherlands Insurance Services by WeWork LLC Delaware United States Inversiones Inmobiliarias Bonavista IIBV, SRL Costa Rica Iveagh Court Tenant Limited Ireland Junghofstrasse 13 Tenant GmbH Germany Junghofstraße 22 Tenant GmbH Germany Karl-Liebknecht Street Tenant GmbH Germany Keizersgracht 271 Tenant B.V. Netherlands Keizersgracht 572 Tenant B.V. Netherlands Kemperplatz 1 Tenant GmbH Germany Kurfürstendamm 11 Tenant GmbH Germany LATAM CO B.V. Netherlands Legacy Tenant LLC New York United States LT Build Limited England United Kingdom Mailroom Bar at 110 Wall LLC New York United States Midtown Music Club Ltd. Israel MissionU PBC Delaware United States naked Hub Vietnam Holdings Limited Virgin Islands, British Neue Schönhauser Straße 3-5 Tenant GmbH Germany Neuturmstraße 5 Tenant GmbH Germany NHNP VN Limited Virgin Islands, British No. 1 Spinningfields Tenant Limited England United Kingdom One Gotham Center Tenant LLC New York United States One Metropolitan Square Tenant LLC New York United States Oskar-von-Miller-Ring 20 Tenant GmbH Germany Oskar-von-Miller-Ring 33 Q GmbH Germany Parkmerced Partner LLC Delaware United States Paseo de los Virreyes 65 Tenant S. de R.L. de C.V. Mexico Play by WeWork LLC Delaware United States Powered By We Germany GmbH Germany Powered By We LLC New York United States Powered By We UK Limited England United Kingdom Project Caesar LLC Delaware United States Project Standby I LLC New York United States Exhibit 21

Prolific Interactive LLC New York United States Provost and East Tenant Limited England United Kingdom PT PoweredByWe Services Indonesia Indonesia PT WeWork Services International Indonesia PxWe Facility & Asset Management Services LLC Delaware United States PxWe India Private Limited India Rosenthaler Straße 43-45 Tenant GmbH Germany Rudolfplatz 7 Tenant GmbH Germany Rue des Archives 64/66 Tenant SAS France Sarphatistraat 8 Tenant B.V. Netherlands Shoreditch the Bard Tenant Limited England United Kingdom Skelbækgade 2-4 Tenant ApS Denmark South Tryon Street Tenant LLC New York United States Spacemob Pte. Ltd. Singapore Spacious Technologies, LLC Delaware United States Stadhouderskade 5-6 Q B.V. Netherlands Stamford Street Tenant Limited England United Kingdom Standby I Tenant GmbH Germany Stralauer Allee 6 Tenant GmbH Germany Strawinskylaan 4117 Tenant B.V. Netherlands Stresemannstraße 123 Tenant GmbH Germany Taunusanlage 8 Tenant GmbH Germany The Hewitt Shoreditch Tenant Limited England United Kingdom The Hub Tenant LLC New York United States The We Company Management Holdings L.P. Cayman Islands The We Company Management LLC Delaware United States The We Company MC LLC Delaware United States The We Company PI L.P. Cayman Islands The We Company ROU S.R.L. Romania The We Company Worldwide Limited England United Kingdom Unomy Ltd. Israel Waller Creek Holdings LLC Delaware United States Waller Creek Holdings LP Delaware United States Waltz Merger Sub LLC Delaware United States Warschauer Platz Tenant GmbH Germany We Rise Shell LLC New York United States We Work 154 Grand LLC New York United States We Work 349 5th Ave LLC New York United States We Work Management LLC New York United States We Work Retail LLC New York United States WeInsure Holdco LLC Delaware United States Welkio LLC New York United States WeWork Argentina SRL Argentina Exhibit 21

WeWork Chile SpA Chile WeWork Chile SpA Colombia WeWork (Czech Republic) s.r.o. Czech Republic WeWork Empreendimentos E Reformas De Escritório Ltda. Brazil WeWork Mexico CO, S. de R.L. de C.V. Mexico WeWork Serviços de Escritório Ltda Brazil WeWork (Thailand) Limited Thailand WeWork 156 2nd LLC Delaware United States WeWork 175 Varick LLC Delaware United States WeWork 25 Taylor LLC Delaware United States WeWork 261 Madison LLC New York United States WeWork 54 West 40th LLC New York United States WeWork APAC Partner Holdings B.V. Netherlands WeWork Asia Holding Company B.V. Netherlands WeWork Asset Management LLC New York United States WeWork Australia Pty Ltd Australia WeWork Belgium Belgium WeWork Bryant Park LLC New York United States WeWork Busan 1-Ho Yuhan Hoesa Korea, Republic of WeWork Canada GP B.V. Netherlands WeWork Canada GP ULC Nova Scotia Canada WeWork Canada LP B.V. Netherlands WeWork Canada LP ULC Nova Scotia Canada WeWork Capital Advisors LLC Delaware United States WeWork Capital Advisors UK Limited England United Kingdom WeWork Commons LLC New York United States WeWork Community Workspace Ireland Limited Ireland WeWork Community Workspace UK Limited England United Kingdom WeWork Community Workspace, S. L. Spain WeWork Companies (International) B.V. Netherlands WeWork Companies LLC Delaware United States WeWork Companies Partner (International) B.V. Netherlands WeWork Companies Partner LLC New York United States WeWork Construction LLC New York United States WeWork Denmark ApS Denmark WeWork France SAS France WeWork Germany GmbH Germany Wework Gulf I FZ-LLC United Arab Emirates WeWork Holding (Thailand) Company Limited Thailand WeWork Holdings LLC Delaware United States WeWork Hungary Kft. Hungary WeWork Interco LLC New York United States WeWork International Limited England United Kingdom Exhibit 21

WeWork Israel Ltd. Israel WeWork Italy S.R.L. Italy WeWork Japan GK Japan WeWork Korea Yuhan Hoesa Korea, Republic of WeWork LA LLC Delaware United States WeWork Labs Entity LLC Delaware United States WeWork Little West 12th LLC Delaware United States WeWork Magazine LLC New York United States WeWork Malaysia Sdn. Bhd. Malaysia WeWork Middle East DWTC FZE United Arab Emirates WeWork Middle East Gazelle Limited United Arab Emirates WeWork Middle East Holdings B.V. Netherlands WeWork Netherlands B.V. Netherlands WeWork New Zealand New Zealand WeWork New Zealand Holdco B.V. Netherlands WeWork Norway AS Norway WeWork Paris I Tenant SAS France WeWork Paris II Tenant SAS France WeWork Paris II Tenant SAS - Sucursal Em Portugal Portugal WeWork Paris III Tenant SAS France WeWork Paris IV Tenant SAS France WeWork Peru Management S.R.L. Peru WeWork Peru S.R.L Peru WeWork Poland sp. z o.o. Poland WeWork Property Investors LLC Delaware United States WeWork Property Investors OPGP LP Delaware United States WeWork Real Estate LLC New York United States WeWork Rus LLC Russian Federation WeWork Saudi Arabia Limited Saudi Arabia WeWork Seoul 1-Ho Yuhan Hoesa Korea, Republic of WeWork Seoul 2-Ho Yuhan Hoesa Korea, Republic of WeWork Seoul 3-Ho Yuhan Hoesa Korea, Republic of WeWork Seoul 4-Ho Yuhan Hoesa Korea, Republic of WeWork Seoul 5-ho Yuhan Hoesa Korea, Republic of WeWork Services LLC Delaware United States WeWork Singapore Pte. Ltd. Singapore WeWork Space Services Inc. Delaware United States WeWork Space Services LLC New York United States WeWork Technology Israel Ltd. Israel WeWork Uruguay S.R.L. Uruguay WeWork Vietnam Limited Vietnam WeWork Wellness LLC New York United States WeWork Workplace LLC Delaware United States Exhibit 21

Wildgoose I LLC New York United States Wilmersdorferstrasse 59 Tenant GmbH Germany WW 1010 Hancock LLC New York United States WW 107 Spring Street LLC New York United States WW 11 John LLC New York United States WW 110 Wall LLC New York United States WW 111 West Illinois LLC New York United States WW 115 W 18th Street LLC New York United States WW 1161 Mission LLC New York United States WW 120 E 23rd Street LLC New York United States WW 1328 Florida Avenue LLC New York United States WW 1550 Wewatta Street LLC New York United States WW 1601 Fifth Avenue LLC New York United States WW 1875 Connecticut LLC New York United States WW 2015 Shattuck LLC New York United States WW 205 E 42nd Street LLC New York United States WW 210 N Green LLC New York United States WW 220 NW Eighth Avenue LLC New York United States WW 222 Broadway LLC New York United States WW 2221 South Clark LLC New York United States WW 240 Bedford LLC New York United States WW 25 Broadway LLC New York United States WW 26 JS Member LLC New York United States WW 312 Arizona LLC New York United States WW 350 Lincoln LLC New York United States WW 379 W Broadway LLC New York United States WW 401 Park Avenue South LLC New York United States WW 5 W 125th Street LLC New York United States WW 500 Yale LLC New York United States WW 51 Melcher LLC Delaware United States WW 520 Broadway LLC New York United States WW 535 Mission LLC New York United States WW 555 West 5th Street LLC New York United States WW 5782 Jefferson LLC New York United States WW 600 Congress LLC New York United States WW 641 S Street LLC New York United States WW 718 7th Street LLC New York United States WW 745 Atlantic LLC Delaware United States WW 79 Madison LLC New York United States WW 81 Prospect LLC New York United States WW 811 West 7th Street LLC New York United States WW 85 Broad LLC New York United States WW 995 Market LLC New York United States Exhibit 21

WW Argentina Holdco BV Netherlands WW Argentina Holdco II BV Netherlands WW Bishopsgate Limited England United Kingdom WW Brooklyn Navy Yard LLC New York United States WW BuildCo LLC New York United States WW Community Workspaces Philippines, Inc. Philippines WW Co-Obligor Inc. Delaware United States WW Costa Rica FTZ SRL Costa Rica WW Costa Rica SRL Costa Rica WW Devonshire Limited England United Kingdom WW Enlightened Hospitality Investor LLC New York United States WW Hanover House Operations Limited England United Kingdom WW HoldCo LLC Delaware United States WW Journal Square Holdings LLC New York United States WW Journal Square Member LLC New York United States WW Medius Limited England United Kingdom WW Metropool B.V. Netherlands WW Moor Place Limited England United Kingdom WW Onsite Services AAG LLC New York United States WW Onsite Services EXP LLC New York United States WW Onsite Services LLC New York United States WW Onsite Services SFI LLC New York United States WW Onsite Services SUM LLC New York United States WW Project Swift Development LLC Delaware United States WW Project Swift Member LLC Delaware United States WW Sea Containers Limited England United Kingdom WW Sweden AB Sweden WW VendorCo LLC New York United States WW Weteringschans B.V. Netherlands WW Worldwide C.V. Netherlands WWCO Architecture Holdings LLC Delaware United States WW-DSQ Partner LLC Delaware United States Exhibit 21